UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 31, 2002

Analex Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-5404 (Commission File Number)	71-0869563 (IRS Employer Identification No.)

5904 Richmond Highway, Suite 300, Alexandria, VA                            22309

(Address of Principal Executive Offices)                                      (Zip Code)

(703) 329-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

Analex Corporation (OTC BB:ANLX) issued a press release on July 31, 2002 announcing that it will hold a conference call and Webcast regarding its second quarter and six month earnings. The Registrant issued a press release on August 7, 2002 announcing its second quarter and six month earnings. A copy of each press release is attached as an exhibit.

Analex Corporation also issued a press release on August 1, 2002 announcing that its wholly-owned subsidiary, Advanced Biosystems, Inc., had been awarded a new contract by the Defense Advanced Research Projects Agency. A copy of the press release is attached as an exhibit.

Item 7.    Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Press Release dated July 31, 2002 is included herein as Exhibit 99.1.

Press Release dated August 1, 2002 is included herein as Exhibit 99.2.

Press Release dated August 7, 2002, is included herein as Exhibit 99.3.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANALEX CORPORATION

August 9, 2002	By:	/s/ STERLING E. PHILLIPS, JR.
Sterling E. Phillips, Jr. President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated July 31, 2002

99.2	Press Release dated August 1, 2002

99.3	Press Release dated August 7, 2002

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